Exhibit 23(a)



                          CONSENT OF INDEPENDENT ACCOUNTANTS


          We hereby consent to the incorporation by reference in the

          Prospectus constituting part of this Registration Statement on

          Form S-3 of our report dated February 10, 1995 which appears on page 43 of the Montana Power Company's Annual Report on Form 10-K

          for the year ended December 31, 1994.  We also consent to the reference to us under the heading "Experts" in such Prospectus.


          /s/ Price Waterhouse LLP

          PRICE WATERHOUSE LLP


          Portland, Oregon
          March 30, 1995